IN ACCORDANCE WITH RULE 202 OF REGULATION S-T, THIS FORM 8-K IS BEING
           FILED IN PAPER PURSUANT TO A CONTINUING HARDSHIP EXEMPTION.


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) June 23, 1999
                                                          -------------

                       GE Capital Mortgage Services, Inc.
                  (as Seller and Servicer under the Pooling and
                  Servicing Agreement dated as of June 1, 1999,
              providing for the issuance of REMIC Home Equity Loan
                   Pass-Through Certificates, Series 1999-HE2)
                   -------------------------------------------

                       GE Capital Mortgage Services, Inc.
                       ----------------------------------
               (Exact Name of Registrant as Specified in Charter)


          New Jersey               33-5042                  21-0627285
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission         (IRS Employer of
     of Incorporation)             File Number)        Identification No.)


Three Executive Campus
Cherry Hill, New Jersey                                     08002
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code          (609) 661-6100

Item 5.   Other Events.

     Attached as Exhibit 1 to this Current Report are certain materials (the "Computational Materials") furnished to the Registrant by Prudential Securities Incorporated ("Prudential" as an Underwriter) in respect of certain classes of the Registrant's REMIC Home Equity Loan Pass-Through Certificates, Series 1999-HE2 (the "Series 1999-HE2 Certificates"). Certain classes of the Series 1999-HE2 Certificates are being offered pursuant to a Prospectus dated April 22, 1999, as supplemented by a related Prospectus Supplement dated June 23, 1999 (together, the "Prospectus"), which are being filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"), substantially concurrently with the filing of this Current Report. The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 filed by the Company and GE Capital Mortgage Funding Corporation (file nos. 333-68951 and 333-68951-01) (the "Registration Statement"). The Registrant hereby incorporates the Computational Materials by reference in the Registration Statement.

     The Computational Materials were prepared solely by the Underwriters of certain classes of the Series 1999-HE2 Certificates, and the Registrant did not prepare or participate in the preparation of the Computational Materials.

     Any statement or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.


Exhibit 1.     Computational Materials (Prudential Securities Incorporated)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GE Capital Mortgage Services, Inc.
                                        ----------------------------------
                                        (Registrant)



Date: June 23, 1999                     By   /s/  Mary Kaplan
      -------------                          -----------------------------
                                        Name:     Mary Kaplan
                                        Title:    Vice President

                                  EXHIBIT INDEX


The following exhibits are being filed herewith:


EXHIBIT NO.              DESCRIPTION                                       PAGE
--------------------------------------------------------------------------------
     1                   Computational Materials                           5
                         (Prudential Securities Incorporated)